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                                                            EXHIBIT 99.1



                           MAUCH CHUNK TRUST COMPANY

                                     PROXY

                      FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby constitutes and appoints _____________, ______________ and _____________, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Mauch Chunk Trust Company (the "Bank") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Bank to be held at The Inn at Jim Thorpe, 24 Broadway, Jim Thorpe, Pennsylvania 18224 on Wednesday, August 15, 2001, at 10:00 A.M., local time, and at any adjournment or postponement thereof as follows:

  1. Proposal to approve and adopt the plan of merger and reorganization providing for the formation of a holding company (Mauch Chunk Trust Financial Corp.) and the exchange of one share of the common stock of the holding company for each outstanding share of common stock of the Bank.

               FOR               AGAINST               ABSTAIN

               [_]                 [_]                   [_]

     The Board of Directors recommends a vote FOR this proposal.

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  2. Proposal to elect 3 Class III directors to serve on the Bank's Board of
     Directors for a 3-year term, as follows:

                      [_]     Edward J. McElmoyle

                      [_]     Patrick H. Reilly

                      [_]     Charles E. Wildoner

          [_]  FOR all nominees listed     [_]    WITHHOLD AUTHORITY
               above (except as marked)           to vote for ALL nominees
               to the contrary below) *           listed above

     The Board of Directors recommends a vote FOR the election of these nominees.

  * Instruction: To withhold authority to vote for any individual nominee (or nominees), write that nominee's name(s) on the space provided below:



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                              [see reverse side]
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                         [continued from reverse side]


  3. Proposal to ratify the selection of Beard Miller Company LLP, certified public accountants, as the independent auditors for the Bank for the year ending December 31, 2001.

               FOR               AGAINST              ABSTAIN

               [_]                 [_]                   [_]

     The Board of Directors recommends a vote FOR this proposal.

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  4. Proposal to adjourn the Annual Meeting of Shareholders to a later date to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the formation of the holding company pursuant to the plan of merger and reorganization.

               FOR               AGAINST              ABSTAIN

               [_]                 [_]                   [_]

     The Board of Directors recommends a vote FOR this proposal.

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  5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders and any adjournment or postponement.

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     This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 .


                                                  Dated:____________, 2001


                                                  ________________________
                                                  Signature


                                                  ________________________
                                                  Signature

 .    This proxy must be dated, signed by the shareholder(s) and returned promptly to the Bank in the enclosed envelope.

 .    When signing as attorney, executor, administrator, trustee or guardian, please give full title.

 .    If more than one trustee, all should sign.

 .    If stock is held jointly, each owner should sign.

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